                                                                    EXHIBIT 99.4


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT OR THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.



                               DOR BIOPHARMA, INC.



                  FORM OF WARRANT FOR THE PURCHASE OF SHARES OF
                                  COMMON STOCK

No. 1                                                             [_____] SHARES


                  FOR VALUE RECEIVED, DOR BIOPHARMA, INC., a Delaware corporation (the "COMPANY"), hereby certifies that [____________________], is entitled to purchase from the Company, at any time or from time to time commencing on the Escrow Release Date and expiring at 5:00 P.M., New York City time, on the fifth (5th) anniversary of the Escrow Release Date (as such date may be changed pursuant to Section 2 hereof, the "EXPIRATION DATE") ________ [NOTE - AMOUNT TO REPRESENT 100% OF THE SHARE NUMBER BEING PURCHASED BY THE SUBSCRIBER PURSUANT TO THE SUBSCRIPTION AGREEMENT] fully paid and non-assessable shares of Common Stock, par value $.001 per share, of the Company for a per share exercise price (the "PER SHARE WARRANT PRICE") of $________________ [NOTE
- AMOUNT TO REPRESENT 110% OF THE AVERAGE TRADING PRICE ON THE CLOSING DATE], and an aggregate exercise price of $________________ (the "AGGREGATE WARRANT PRICE"). The Per Share Warrant Price and the Aggregate Warrant Price are subject to adjustment as hereinafter provided. Capitalized terms used in this Warrant shall have the meanings specified in Section 10, unless the context otherwise requires.

                  1. Exercise of Warrant.

                  (a) This Warrant may be exercised, in whole at any time or in part from time to time, commencing on the Escrow Release Date and expiring at 5:00 P.M., New York City time, on the Expiration Date, by the Holder by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in Section 11(a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part, with payment for Warrant Shares made by delivery to the Company of one or more types of Permitted Consideration.

                  (b) If the Holder of this Warrant wishes to exercise this Warrant in whole or in part at any time during the period commencing on the Mandatory Effectiveness Date and ending on the one year anniversary of the Closing Date and, at such time, despite the Company's obligations under the Subscription Agreement, the Warrant Shares to be issued upon exercise of this Warrant have not been registered and made available for resale pursuant to a registration statement in effect under the Securities Act filed in accordance with the Subscription Agreement, then notwithstanding anything herein to the contrary, the Holder of this Warrant may elect to deliver Warrants to the Company as payment of all or any portion of the Aggregate Warrant Price due upon exercise of this Warrant, and the amount deemed to have been paid by means of such delivery shall equal (a) the aggregate number of Warrant Shares subject to Warrants that have been so delivered as Permitted Consideration, multiplied by
(b) an amount, not less than zero, equal to (i) the Current Market Price minus
(ii) the Per Share Warrant Price.

                  (c) If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock, and the Holder is entitled to receive a new Warrant covering the Warrant Shares which have not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon surrender of this Warrant, the Company will (i) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Company shall determine), and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

                  2. Company's Option to Change Expiration Date.

         Notwithstanding anything herein to the contrary, in the event that the Current Market Price per share is in excess of 300% of the Average Trading Price for a period of twenty (20) consecutive trading days, the Company may, in its sole discretion, elect to change the Expiration Date to 5:00 P.M., New York City time on the date sixty (60) days after written notice thereof is given to the Holder at the address last shown on the records of the Company for the Holder or given by the Holder to the Company for the purpose of notice.

                  3. Reservation of Warrant Shares; Listing.

         The Company agrees that the Company shall at all times prior to the Expiration Date (a) have authorized and in reserve, and shall keep available, solely for issuance and delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer, other than under Federal or state securities laws, and free and clear of all preemptive rights and rights of first refusal; and (b) use its reasonable best efforts to keep the Warrant Shares authorized for listing on any national securities exchange (or the NASDAQ National Market) on which the Common Stock is listed.

                  4. Adjustment of Purchase Price and Number of Shares of Common
                     Stock and Warrants.

                  (a) In case the Company shall at any time after the Closing Date (i) pay a dividend or make a distribution on its capital stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Per Share Warrant Price shall be adjusted to be equal to a fraction, the numerator of which shall be the Aggregate Warrant Price and the denominator of which shall be the number of shares of Common Stock or other capital stock of the Company which the Holder would have owned immediately following such action had such Warrant been exercised immediately following such action. An adjustment made pursuant to this
Section 4(a) shall become effective immediately after the effective date in the case of a dividend, distribution, subdivision, combination or reclassification.

                  (b) In case of any capital reorganization or reclassification, or any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), the Holder of this Warrant shall have the right thereafter to receive on the exercise of this Warrant the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance, and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 4 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Section 4 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The above provisions of this Section 4(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. The Company shall require the issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant to be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance, and of said provisions so proposed to be made, shall be mailed to the Holders of the Warrants not less than ten (10) days prior to such event. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

                  (c) If at any time prior to the one year anniversary of the Closing Date, the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock for consideration per share less than the Per Share Warrant Price, then concurrently with each such issuance or sale, the Per Share Warrant Price shall be adjusted by multiplying the Per Share Warrant Price in effect immediately prior to such event by a fraction:

                           (i) the numerator of which shall be (A) the number of
shares of Common Stock deemed outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus (B) the number of full shares of Common Stock obtained by dividing the aggregate consideration paid for the Additional Shares of Common Stock so issued by the Per Share Warrant Price then in effect, and

                           (ii) the denominator of which shall be (A) the number
of shares of Common Stock deemed outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus (B) the actual number of Additional Shares of Common Stock so issued.

The provisions of this Section 4(c) shall not apply to any Additional Shares of Common Stock distributed to holders of Common Stock as a stock dividend, combination or subdivision, for which an adjustment is made under Section 4(a), or to any Additional Shares of Common Stock issued upon the exercise of any warrants or other subscription or purchase rights or the exercise of any conversion or exchange rights under any Convertible Securities, if an adjustment of the Per Share Warrant Price shall have been previously made upon the issuance of such warrants or other rights or of such Convertible Securities (or of any warrants or other rights to purchase such Convertible Securities) under Section 4(d).

                  (d) If the Company shall issue any Options or Convertible Securities under which Additional Shares of Common Stock may at any time thereafter be issuable for a consideration per share less than the Per Share Warrant Price in effect at the time of such issuance, then the Per Share Warrant Price shall be adjusted as provided in Section 4(c) above on the following basis:

                           (i) the maximum number of Additional Shares of Common
Stock issuable pursuant to all such Options or upon the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the earlier of (i) the date on which the Company shall have entered into a firm contract or commitment for the issuance of such Options or Convertible Securities or (ii) the date of the actual issuance of such Options or Convertible Securities, and

                           (ii) the aggregate consideration for such maximum
number of Additional Shares of Common Stock shall be deemed to be the minimum consideration receivable by the Company for such Additional Shares of Common Stock pursuant to the terms of such Options or Convertible Securities, in each case computed in accordance with Section 4(i).

No adjustment of the Per Share Warrant Price shall be made under this Section 4(d) upon the issuance of any Convertible Securities upon the exercise of Options to acquire Convertible Securities to the extent that such an adjustment shall have been previously made under this Section 4(d) upon the issuance of such Options.

                  (e) No adjustment in the Per Share Warrant Price shall be required unless such adjustment would require an increase or decrease of at least $0.05 per share of Common Stock; provided, however, that any adjustments which by reason of this Section 4(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided, further, however, that adjustments shall be required and made in accordance with the provisions of this Section 4 (other than this Section 4(e)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the Holder of this Warrant or Common Stock issuable upon the exercise hereof. All calculations under this
Section 4 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Anything in this Section 4 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Per Share Warrant Price, in addition to those required by this Section 4, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

                  (f) Whenever the Per Share Warrant Price is adjusted as provided in this Section 4 and upon any modification of the rights of a Holder of Warrants in accordance with this Section 4, the Company shall promptly prepare a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holders of the Warrants. The Company may, but shall not be obligated to unless requested by a Majority of the Holders, obtain, at its expense, a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular auditors of the Company) setting forth the Per Share Warrant Price and the number of Warrant Shares after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holders of the Warrants.

                  (g) If the Board of Directors of the Company shall declare any dividend or other distribution with respect to the Common Stock or Common Stock other than a cash distribution out of earned surplus, the Company shall mail notice thereof to the Holders of the Warrants not less than ten (10) days prior to the record date fixed for determining stockholders entitled to participate in such dividend or other distribution.

                  (h) If, as a result of an adjustment made pursuant to this
Section 4, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Company's Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Warrant promptly after such adjustment) shall determine the allocation of the adjusted Per Share Warrant Price between or among shares or such classes of capital stock or shares of Common Stock and other capital stock.

                  (i) The following provisions shall apply to any adjustments to the Per Share Warrant Price made pursuant to this Section 4:

                           (i) Computation of Consideration:

                                    (A) To the extent that any Additional Shares
of Common Stock, any Convertible Securities or any Options to acquire Additional Shares of Common Stock or Convertible Securities are issued for cash consideration, the consideration received by the Company therefor shall be deemed to be:

                                             (1) the amount of the cash so
received, or

                                             (2) if such Additional Shares of
Common Stock, Convertible Securities or Options to acquire Additional Shares of Common Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or

                                             (3) if such Additional Shares of
Common Stock or Convertible Securities or Options to acquire Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the offering price, excluding, in each such case, any amounts paid to, or receivable by, the Company for accrued interest or accrued dividends and without deducting any compensation paid or discounts or expenses incurred by the Company in connection with the issue or underwriting thereof.

                                    (B) To the extent that any Additional Shares
of Common Stock or any Convertible Securities or any Options to acquire Additional Shares of Common Stock or Convertible Securities are issued for consideration other than cash, then, except as otherwise expressly provided herein, the amount of such consideration shall be deemed to be the fair market value of such consideration, as determined in good faith by the Board of Directors of the Company at the time of such issuance.

                                    (C) The consideration for any Additional
Shares of Common Stock issuable upon the exercise of Options shall be the sum of:

                                             (1) the consideration, if any,
received by the Company for issuing such Options, plus

                                             (2) the additional consideration,
if any, paid or payable to the Company upon the exercise of such Options.

                                    (D) The consideration for any Additional
Shares of Common Stock issuable under the terms of any Convertible Securities shall be the sum of:

                                             (1) the consideration, if any,
received by the Company for issuing any Options to acquire such Convertible Securities, plus

                                             (2) the consideration, if any, paid
or payable to the Company for such Convertible Securities upon the exercise of such Options to acquire Convertible Securities, plus

                                             (3) the additional consideration,
if any, paid or payable to the Company upon the exercise of the right of conversion or exchange of such Convertible Securities.

                                    (E) If any Additional Shares of Common Stock
or Convertible Securities are issued in payment or satisfaction of any cash dividend obligation on any class of equity securities other than Common Stock, the Company shall be deemed to have received, as consideration for such Additional Shares of Common Stock or Convertible Securities, an amount equal to the amount of the dividend so paid or satisfied.

                           (ii) Readjustment of Per Share Warrant Price. If (a)
any firm contract or commitment for the issuance of Options or Convertible Securities shall have been terminated without issuance of any or all of the Options or Convertible Securities provided for thereunder, (b) any Option to acquire Additional Shares of Common Stock or Convertible Securities shall not have been exercised prior to its expiration, (c) any Convertible Securities shall not have been converted or exchanged for Additional Shares of Common Stock prior to the expiration of such right of conversion or exchange, or (d) the minimum consideration receivable by the Company for the issuance of Additional Shares of Common Stock upon the exercise of Options or the conversion or exchange of Convertible Securities shall have been increased, then shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities shall no longer be deemed to be outstanding, and the Per Share Warrant Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments to the Per Share Warrant Price made pursuant to the provisions of this Section 4 after the issuance of such Options or Convertible Securities) had the adjustment of the Per Share Warrant Price made upon the issuance or sale of such Options or Convertible Securities been made on the basis of the issuance only of the number of Additional Shares of Common Stock actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities or upon the basis of such increased minimum consideration, as the case may be, and only the number of Additional Shares of Common Stock actually so issued, plus the number of Additional Shares of Common Stock then issuable upon the basis of such increased minimum consideration, shall be deemed to have been issued and only the consideration actually received plus such increased minimum consideration receivable by the Company (computed in accordance with Section 4(i)(i)) shall be deemed to have been received by the Company.

                  5. Fully Paid Stock; Taxes.

         The Company agrees that the shares of Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights or rights of first refusal, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or any certificate thereof to the extent required because of the issuance by the Company of such security.

                  6. Registration Under Securities Act of 1933.

         (a) The Holder shall, with respect to the Warrant Shares only, have the right to participate in the registration rights granted to purchasers of Common Stock pursuant to Article 5 of the Subscription Agreement. By acceptance of this Warrant, the Holder agrees to comply with the provisions in Article 5 of the Subscription Agreement.

         (b) Until the later of (i) the second anniversary of the Closing Date or (ii) the date on which all Warrant Shares have been sold under a Registration Statement or pursuant to Rule 144 ("RULE 144") as promulgated under the Securities Act of 1933, as amended (the "SECURITIES ACT"), the Company shall use its reasonable best efforts to file with the Securities and Exchange Commission all current reports and the information as may be necessary to enable the Holder to effect sales of its shares in reliance upon Rule 144 promulgated under the Securities Act.

                  7. Investment Intent; Restrictions on Transferability.

         (a) The Holder represents, by accepting this Warrant, that it understands that this Warrant and any securities obtainable upon exercise of this Warrant have not been registered for sale under Federal or state securities laws and are being offered and sold to the Holder pursuant to one or more exemptions from the registration requirements of such securities laws. In the absence of an effective registration of such securities or an exemption therefrom, any certificates for such securities shall bear the legend set forth on the first page hereof. The Holder understands that the Holder must bear the economic risk of such Holder's investment in this Warrant and any securities obtainable upon exercise of this Warrant for an indefinite period of time, as this Warrant and such securities have not been registered under Federal or state securities laws and therefore cannot be sold unless subsequently registered under such laws, or an exemption from such registration is available.

         (b) The Holder, by such Holder's acceptance of this Warrant, represents to the Company that such Holder is acquiring this Warrant and will acquire any securities obtainable upon exercise of this Warrant for such Holder's own account for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act. The Holder agrees that this Warrant and any such securities will not be sold or otherwise transferred unless (i) a registration statement with respect to such transfer is effective under the Securities Act and any applicable state securities laws or
(ii) such sale or transfer is made pursuant to one or more exemptions from the Securities Act.

                  8. Loss, Theft, Destruction or Mutilation of Warrant.

         Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder, a new Warrant of like date, tenor and denomination.

                  9. Warrant Holder Not Stockholder.

         This Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof; this Warrant does, however, require certain notices to Holders as set forth herein.

                  10. Definitions.

         In addition to the terms defined elsewhere in this Warrant, the following terms have the following meanings:

         "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock issued by the Company after the Closing Date, except:

                  (a) Common Stock issued upon exercise of the Warrants;

                  (b) Common Stock issued and sold in a public offering;

                  (c) Common Stock issued to, or issuable upon the exercise of options, rights or warrants to acquire shares of Common Stock, or the conversion or exchange of securities convertible or exchangeable for shares of Common Stock, issued to, employees, officers or directors of the Company or its subsidiaries as part of the compensation for their services to the Company or any of its subsidiaries; and

                  (d) Common Stock issued as consideration for the acquisition of another company or business in which the shareholders of the Company do not have an ownership interest, which acquisition has been approved by the Board of Directors of the Company.

         "CLOSING DATE" shall have the meaning given such term in the Subscription Agreement.

         "COMMON STOCK" shall mean the Common Stock, par value $.001 per share, of the Company, for which the Warrant is exercisable.

         "CONVERTIBLE SECURITIES" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for Additional Shares of Common Stock, either immediately or on or following a specified date or the happening of a specified event.

         "CURRENT MARKET PRICE" shall mean the last sale price of the Common Stock on the trading day prior to such date or, in case no such reported sales take place on such day, the average of the last reported bid and asked prices of the Common Stock on such day, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the representative closing sale price of the Common Stock as reported on the NASDAQ Stock Market ("NASDAQ") or other similar organizations if NASDAQ is no longer reporting such information, or, if the Common Stock is not reported on NASDAQ, the high per share sale price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or if not so available, the fair market value of the Common Stock as determined in good faith by the Board of Directors of the Company.

         "ESCROW AGENT" shall mean US Bank Trust National Association, as escrow agent.

         "ESCROW AGREEMENT" shall mean that certain Escrow Agreement dated as of July ___, 2003 by and among the Company, the Placement Agent and the Escrow Agent.

         "ESCROW RELEASE DATE" shall mean the date upon which the Escrowed Funds have been released to the Company by the Escrow Agent in accordance with the terms of the Escrow Agreement.

         "HOLDER" and "HOLDERS" shall mean the holder of this Warrant and the holder of all other Warrants and Warrant Shares.

         "MAJORITY OF THE HOLDERS" shall mean Holders of more than fifty percent (50%) of the outstanding Warrants and Warrant Shares.

         "MANDATORY FILING DATE" shall have the meaning given such term in the Subscription Agreement.

         "OPTIONS" shall mean rights, options, or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities, as applicable.

         "PERMITTED CONSIDERATION" shall mean each of the following (or any combination thereof):

                  (a) cash or other funds immediately available to the Company; and

                  (b) during the period commencing on the Mandatory Filing Date and ending on the one year anniversary of the Closing Date, in the event the Warrant Shares have not been registered and made available for resale pursuant to a registration statement in effect under the Securities Act filed in accordance with the Subscription Agreement, Warrants.

         "PLACEMENT AGENT" shall mean Paramount Capital, Inc., a New York corporation.

         "SUBSCRIPTION AGREEMENT" shall mean that certain Subscription Agreement dated as of July ___, 2003 by and between the Company and the initial Holder of this Warrant, pursuant to which, among other things, such Holder subscribed for the purchase of this Warrant.

         "WARRANT SHARES" shall mean the shares of the Common Stock purchasable hereunder or under any other Warrant.

         "WARRANTS" shall mean this Warrant, all similar Warrants issued on the date hereof and all warrants hereafter issued in exchange or substitution for this Warrant or such similar Warrants.

                  11. Communication.

         All notices and communications hereunder shall be in writing and shall be deemed to be duly given if sent by registered or certified mail, return receipt requested, or by facsimile (provided such facsimile is sent during normal business hours of a business day of the recipient, the sender receives a machine-generated confirmation of successful transmission and a copy of which notice is contemporaneously sent by regular mail), if to the Company, to:

         If to the Company:

         DOR BioPharma Inc.
         28101 Ballard Drive
         Lake Forest, Illinois 60045
         Attn: President
         Fax:  (847) 573-9285

         With a copy to:

         Katten Muchin Zavis Rosenman
         525 West Monroe Street
         Chicago, Illinois 60661
         Attn: Mark D. Wood, Esq.
         Fax:  (312) 577-8858

If to the Holder of this Warrant, to such Holder at the address listed on the records of the Company.

                  12. Headings.

         The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

                  13. Applicable Law.

         This Warrant shall be governed by and construed in accordance with the law of the State of New York without giving effect to the principles of conflicts of law thereof.

                  14. Amendment, Waiver, etc.

         Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of the Company and the Majority of the Holders of the Warrants only.


                           [SIGNATURE PAGES FOLLOWS]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its President and its corporate seal to be hereunto affixed and attested by its Secretary this ____ day of July, 2003.

                                        DOR BIOPHARMA, INC.



                                        By:
                                                -------------------------------
                                        Name:
                                                -------------------------------
                                        Title:
                                                -------------------------------


ATTEST:


-----------------------------
Secretary
[Corporate Seal]

                                   ASSIGNMENT

         FOR VALUE RECEIVED _______________ hereby sells, assigns and transfers unto ____________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint _____________________, attorney, to transfer said Warrant on the books of DOR Biopharma, Inc.

Dated:_______________                    Signature:____________________

                                         Address:______________________

                               PARTIAL ASSIGNMENT

         FOR VALUE RECEIVED _______________ hereby assigns and transfers unto ____________________ the right to purchase _______ shares of the Common Stock, par value $.001 per share, of DOR BioPharma, Inc. covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint ____________________, attorney, to transfer that part of said Warrant on the books of DOR BioPharma, Inc.

Dated:_______________                    Signature:____________________

                                         Address:______________________



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